UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05547

Laudus Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Laudus Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Item 1: Report(s) to Shareholders.

Semiannual Report  |  September 30, 2019
Laudus® U.S. Large Cap Growth Fund

Adviser
Charles Schwab Investment Management, Inc.
Subadviser
BlackRock Investment Management, LLC
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/laudusfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-447-3332.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The industry/sector classification of the fund’s portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.
Total Return for the 6 Months Ended September 30, 2019
Laudus U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	3.33%
Russell 1000® Growth Index	6.20%
Performance Details	page 6
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s return would have been lower. This return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
Recent market worries and volatility continue to test the resolve of even the most seasoned investors. Amid heightened concerns over U.S.-China trade relations, as well as economic and political uncertainties, investors have been pulling dollars out of equities and equity funds in record numbers and seeking the safety of short-term fixed income and cash. All the while, the U.S. stock market, as measured by the S&P 500® Index, posted a 20.6% gain year-to-date through September 2019 and a 6.1% gain for the 6-month reporting period. Those who sold when stocks declined in late 2018 most likely missed out on this recovery that occurred over the following months.
Unfortunately, we can often be our own worst enemy when it comes to investing, especially when markets are turbulent. Fear and other emotions can lead to selling when markets have fallen and buying after markets have already rebounded—the opposite of the age old advice of “buy low, sell high.” The human brain is great at keeping us out of harm’s way, but the emotional and impulsive reactions that keep us safe may make it more difficult to stick to a financial plan. For example, as investors, we can easily succumb to behavioral biases that may cause us to put too much weight on what happened most recently in the market or to follow what we believe everyone else is doing rather than acting in our own best interests.
At Charles Schwab Investment Management, we believe that one of the best ways to counter these behavioral tendencies is to build a well-diversified portfolio along with an investing plan that suits your risk tolerance and financial goals. So, when the market experiences ups and downs, as it inevitably will, you can rely on your portfolio and plan, rather than emotions, to guide decision making.
As with all of our products, the Laudus U.S. Large Cap Growth Fund is designed to support our goal of offering a select range of choices that investors can use to create diversified portfolios. We believe active strategies combined with passive strategies in a portfolio can add an element of diversification. An active manager’s breadth of capabilities and depth of experience across market cycles can also play a role in delivering these benefits, and that’s why we partner with leading third-party subadvisers that we believe can offer specialized products or expertise.
BlackRock Investment Management, LLC (BlackRock), the fund’s subadviser, has a unique and disciplined approach for investing in U.S. large-cap stocks. It starts with identifying business models that have the potential to generate high returns on invested capital, high free cash flow conversion of net income,

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
From the President (continued)

“ All the while, the U.S. stock market, as measured by the S&P 500® Index, posted a 20.6% gain year-to-date through September 2019 and a 6.1% gain for the 6-month reporting period.”
and the opportunity to replicate their success globally. The BlackRock portfolio management team identifies these companies’ growth characteristics as superior*—those that have a dominant market position, durable*—those that have more mature business models, or periodic*—those that thrive in an expanding economy. They then allocate the portfolio among these three growth types with the goal of balancing growth and risk.
The Laudus U.S. Large Cap Growth Fund is just one example of our commitment to providing products and solutions that can help investors build well-diversified portfolios. While market volatility and uncertainty can be unsettling, we believe that relying on a sound portfolio and long-term financial plan can make it easier to weather the storm through the market’s inevitable ups and downs.
Thank you for investing with Charles Schwab Investment Management. For more information about the Laudus U.S. Large Cap Growth Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changes since the report date.
Charles Schwab Investment Management, Inc. and BlackRock Investment Management, LLC are unaffiliated entities.
*	The terms Durable, Superior, and Periodic are used, in this context, to denote three distinct categories of growth stocks as viewed by the subadviser. They are not indicators of individual security performance or that of the fund.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
The Investment Environment

For the six-month reporting period ended September 30, 2019, U.S. equity markets generated positive returns. Despite a host of concerns, including a trade war with China, uncertainty over the Federal Reserve’s (Fed) interest rate path, and slowing corporate earnings, the U.S. economy continued to exhibit steady, although slowing, growth, even as international markets waned. As global economies showed increasing weakness, interest rates were lowered in several key economies, including the United States. U.S. stocks reached new highs during the reporting period, with the S&P 500® Index, Dow Jones Industrial Average Index, and Nasdaq Composite all peaking in July before retreating amid increased volatility in August and then recovering by the end of the reporting period. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 6.08%. U.S. large-cap stocks outperformed small-caps, with the Russell 1000® Index and Russell 2000® Index returning 5.73% and -0.36%, respectively. Among large-caps, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 6.20% and 5.25%, respectively.
Now in its tenth year of expansion, the U.S. economy continued to exhibit steady growth for most of the reporting period, although at a declining pace. U.S. gross domestic product (GDP) grew at an annual rate of 2.0% in the second quarter of 2019, down from 3.1% in the first quarter. Nonfarm payrolls were steady and the unemployment rate remained low, ending the reporting period at 3.5%, a nearly 50-year low. Although inflation remained low, wage growth crept higher. Consumer confidence remained upbeat over the first four months of the reporting period but in August fell to its lowest level in three years, before recovering slightly. Continuing trade tensions between the U.S. and China weighed on investor sentiment, resulting in a reduction in investments and capital expenditures, and manufacturing activity showed continued signs of slowing during the period. In addition, slowing earnings growth, consistent with the current economic environment, contributed to the volatility in the general market.
After raising short-term interest rates four times in 2018, the Fed held rates unchanged through June of 2019. But amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Fed enacted two 0.25% interest-rate cuts—in July and September—with the federal funds rate ending the reporting period in a target range of 1.75% to 2.00%. The Fed also announced, in August, it would once again begin to reinvest proceeds from maturing securities held on its balance sheet. This effectively ended the Fed’s balance sheet reduction program that had been in place since early 2018.
Among the sectors in the Russell 1000® Growth Index, all except health care posted a positive return for the reporting period. The strongest performer was the materials sector, driven by a rush to precious metals, which generally do well during times of rising uncertainty. The real estate sector was also strong, benefitting from still low interest rates and continued consumer demand in the housing market. Portions of the information technology sector were particularly volatile as a result of U.S-China trade tensions. Despite its strong fundamentals, including an aging population and growing demand for drug treatments and medical care, the health care sector was the weakest performer, dampened by fiscal uncertainties and concerns about funding mechanisms as Congress deals with rising federal deficits ahead of the 2020 elections.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund as of September 30, 2019

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.schwabfunds.com/laudusfunds_prospectus.

Average Annual Total Returns
Fund and Inception Date	6 Months	1 Year	5 Years	10 Years
Laudus U.S. Large Cap Growth Fund (10/14/97)*	3.33%	1.99%	13.27%	15.02%
Russell 1000® Growth Index	6.20%	3.71%	13.39%	14.94%
Fund Expense Ratio[1]: 0.75%

Fund Characteristics
Number of Securities[2]	53
Weighted Average Market Cap (millions)	$269,264
Price/Earnings Ratio (P/E)	41.66
Price/Book Ratio (P/B)	7.65
Portfolio Turnover (One year trailing)	48%
Fund Overview
Fund
Inception Date	10/14/1997 *
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$22.02
Sector Weightings % of Equities
Top Equity Holdings % of Net Assets3

Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of the fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Portfolio holdings may have changed since the report date.
*	Inception date is that of the fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.
[1]	As stated in the prospectus. Please see the prospectus for more information. For actual expense rates during the period, refer to the Financial Highlights section of the Financial Statements.
[2]	Short-term investments are not included.
[3]	This list is not a recommendation of any security by the investment adviser or subadviser.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning April 1, 2019 and held through September 30, 2019.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, or any non-routine expenses, such as custody out-of-pocket fee reimbursement. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 4/1/19	Ending Account Value (Net of Expenses) at 9/30/19	Expenses Paid During Period 4/1/19-9/30/19[2]
Laudus U.S. Large Cap Growth Fund
Actual Return	0.74%	$1,000.00	$1,033.30	$3.76
Hypothetical 5% Return	0.74%	$1,000.00	$1,021.30	$3.74

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 183 days of the period, and divided by the 366 days of the fiscal year.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Financial Statements
Financial Highlights
	4/1/19– 9/30/19*	4/1/18– 3/31/19	4/1/17– 3/31/18	4/1/16– 3/31/17	4/1/15– 3/31/16	4/1/14– 3/31/15
Per-Share Data
Net asset value at beginning of period	$21.31	$20.47	$18.12	$15.76	$17.22	$18.19
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.02	0.00 [2]	0.00 [2]	(0.01)	(0.01)
Net realized and unrealized gains (losses)	0.73	2.35	4.99	2.63	(0.37)	2.44
Total from investment operations	0.71	2.37	4.99	2.63	(0.38)	2.43
Less distributions:
Distributions from net realized gains	—	(1.53)	(2.64)	(0.27)	(1.08)	(3.40)
Net asset value at end of period	$22.02	$21.31	$20.47	$18.12	$15.76	$17.22
Total return	3.33% [3]	12.78%	28.52%	16.85%	(2.50%)	14.99%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.74% [4]	0.75%	0.75% [5]	0.76%	0.75%	0.77%
Gross operating expenses	0.74% [4]	0.75%	0.75% [5]	0.76%	0.75%	0.77%
Net investment income (loss)	(0.17%) [4]	0.07%	0.01% [5]	0.03%	(0.04%)	(0.06%)
Portfolio turnover rate	15% [3]	53%	49%	73%	82%	102%
Net assets, end of period (x 1,000)	$2,252,999	$2,250,995	$1,953,049	$1,667,059	$1,969,169	$2,171,783

*	Unaudited.
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Not annualized.
4
Annualized.
5
The ratio of net operating expenses and gross operating expenses would have been 0.76% and 0.76%, respectively, and the ratio of net investment income would have been less than 0.005%, excluding a custody out-of-pocket fee reimbursement from the custodian.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings as of September 30, 2019 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Effective March 31, 2019, Form N-PORT Part F has replaced Form N-Q. The fund’s Form N-Q and Form N-PORT Part F are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 30 days after the end of the calendar quarter on the fund’s website at www.schwabfunds.com/laudusfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.0% of net assets

Automobiles & Components 0.4%
Ferrari N.V.	62,272	9,595,492

Capital Goods 5.2%
Honeywell International, Inc.	74,908	12,674,434
Roper Technologies, Inc.	81,759	29,155,259
The Boeing Co.	152,197	57,906,393
Xylem, Inc.	202,365	16,112,301
		115,848,387

Commercial & Professional Services 3.9%
CoStar Group, Inc. *	97,689	57,949,115
TransUnion	375,257	30,437,095
		88,386,210

Consumer Durables & Apparel 1.1%
NIKE, Inc., Class B	272,138	25,559,201

Consumer Services 0.7%
Domino’s Pizza, Inc.	65,258	15,961,454

Diversified Financials 4.2%
CME Group, Inc.	202,141	42,720,479
S&P Global, Inc.	215,624	52,823,567
		95,544,046

Food, Beverage & Tobacco 2.3%
Constellation Brands, Inc., Class A	250,810	51,987,897

Health Care Equipment & Services 8.6%
Align Technology, Inc. *	167,357	30,278,228
Becton, Dickinson & Co.	117,334	29,680,809
Boston Scientific Corp. *	1,033,252	42,043,024
Humana, Inc.	38,298	9,791,650
Intuitive Surgical, Inc. *	81,900	44,220,267
UnitedHealth Group, Inc.	176,233	38,298,955
		194,312,933

Materials 5.1%
Ball Corp.	440,018	32,037,711
Corteva, Inc. *	571,916	16,013,648
The Sherwin-Williams Co.	72,345	39,780,345
Vulcan Materials Co.	170,668	25,811,828
		113,643,532

Media & Entertainment 11.8%
Alphabet, Inc., Class A *	52,543	64,162,359
Facebook, Inc., Class A *	354,743	63,172,633
Security	Number of Shares	Value ($)
IAC/InterActiveCorp *	244,979	53,398,073
Netflix, Inc. *	200,738	53,721,504
Tencent Holdings Ltd. ADR	738,451	30,741,715
		265,196,284

Pharmaceuticals, Biotechnology & Life Sciences 5.1%
Illumina, Inc. *	77,493	23,574,920
IQVIA Holdings, Inc. *	229,678	34,309,300
Vertex Pharmaceuticals, Inc. *	146,975	24,900,505
Zoetis, Inc.	262,329	32,683,570
		115,468,295

Real Estate 1.9%
SBA Communications Corp.	179,603	43,311,263

Retailing 13.6%
Alibaba Group Holding Ltd. ADR *	263,580	44,078,484
Amazon.com, Inc. *	105,730	183,537,764
Booking Holdings, Inc. *	6,859	13,461,542
Burlington Stores, Inc. *	143,401	28,654,388
MercadoLibre, Inc. *	68,009	37,488,601
		307,220,779

Semiconductors & Semiconductor Equipment 2.1%
ASML Holding N.V.	194,072	48,211,366

Software & Services 30.7%
Adobe, Inc. *	195,832	54,098,590
Autodesk, Inc. *	244,218	36,070,999
Coupa Software, Inc. *	84,348	10,928,970
GoDaddy, Inc., Class A *	256,089	16,896,752
Intuit, Inc.	208,893	55,553,004
Mastercard, Inc., Class A	380,299	103,277,800
Microsoft Corp.	1,050,368	146,032,663
PayPal Holdings, Inc. *	208,930	21,643,059
PTC, Inc. *	152,430	10,392,677
salesforce.com, Inc. *	426,882	63,366,364
ServiceNow, Inc. *	195,962	49,744,954
Shopify, Inc., Class A *	28,486	8,877,947
Visa, Inc., Class A	665,707	114,508,261
		691,392,040

Technology Hardware & Equipment 1.1%
Keysight Technologies, Inc. *	241,924	23,527,109

Transportation 1.2%
Union Pacific Corp.	160,085	25,930,568
Total Common Stock
(Cost $1,486,378,087)		2,231,096,856

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings as of September 30, 2019 (Unaudited) (continued)

Security	Number of Shares	Value ($)
Other Investment Company 1.0% of net assets

Money Market Fund 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.88% (a)	21,097,170	21,097,170
Total Other Investment Company
(Cost $21,097,170)		21,097,170
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of September 30, 2019 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,231,096,856	$—	$—	$2,231,096,856
Other Investment Company[1]	21,097,170	—	—	21,097,170
Total	$2,252,194,026	$—	$—	$2,252,194,026
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Statement of Assets and Liabilities

As of September 30, 2019; unaudited
Assets
Investments in unaffiliated issuers, at value (cost $1,507,475,257)		$2,252,194,026
Cash		31,951
Receivables:
Fund shares sold		3,430,305
Foreign tax reclaims		209,085
Dividends		47,034
Prepaid expenses	+	53,354
Total assets		2,255,965,755
Liabilities
Payables:
Sub-accounting and sub-transfer agent fees		202,984
Fund shares redeemed		1,506,384
Investment adviser fees		1,092,547
Accrued expenses	+	165,204
Total liabilities		2,967,119
Net Assets
Total assets		2,255,965,755
Total liabilities	–	2,967,119
Net assets		$2,252,998,636
Net Assets by Source
Capital received from investors		1,356,709,986
Total distributable earnings		896,288,650

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,252,998,636		102,313,986		$22.02

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Statement of Operations

For the period April 1, 2019 through September 30, 2019; unaudited
Investment Income
Dividends (net of foreign withholding tax of $79,486)		$6,654,444
Expenses
Investment adviser fees		7,242,407
Sub-accounting and sub-transfer agent fees		1,005,773
Transfer agent fees		179,082
Accounting and administration fees		59,342
Shareholder reports		56,905
Independent trustees’ fees		41,495
Registration fees		40,381
Professional fees		39,412
Custodian fees		17,587
Other expenses	+	15,689
Total expenses	–	8,698,073
Net investment loss		(2,043,629)
Realized and Unrealized Gains (Losses)
Net realized gains on investments		41,288,422
Net change in unrealized appreciation (depreciation) on investments	+	36,402,126
Net realized and unrealized gains		77,690,548
Increase in net assets resulting from operations		$75,646,919

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
Figures for the current period are unaudited
Operations
	4/1/19-9/30/19		4/1/18-3/31/19
Net investment income (loss)		($2,043,629)	$1,563,784
Net realized gains		41,288,422	180,426,496
Net change in unrealized appreciation (depreciation)	+	36,402,126	59,760,870
Increase in net assets from operations		75,646,919	241,751,150
Distributions to Shareholders
Total distributions		$—	($153,592,514)

Transactions in Fund Shares
		4/1/19-9/30/19		4/1/18-3/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,399,052	$186,216,757	29,323,265	$622,927,288
Shares reinvested		—	—	7,071,796	130,191,763
Shares redeemed	+	(11,694,694)	(259,860,283)	(26,208,925)	(543,331,811)
Net transactions in fund shares		(3,295,642)	($73,643,526)	10,186,136	$209,787,240
Shares Outstanding and Net Assets
		4/1/19-9/30/19		4/1/18-3/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		105,609,628	$2,250,995,243	95,423,492	$1,953,049,367
Total increase or decrease	+	(3,295,642)	2,003,393	10,186,136	297,945,876
End of period		102,313,986	$2,252,998,636	105,609,628	$2,250,995,243

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report
See financial notes

Laudus U.S. Large Cap Growth Fund
Financial Notes, unaudited

1. Business Structure of the Fund:
Laudus U.S. Large Cap Growth Fund is the only series of Laudus Trust (the trust), a no-load, open-end management investment company organized April 1, 1988. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act).
The Laudus U.S. Large Cap Growth Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of September 30, 2019 are disclosed in the Portfolio Holdings.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund of the trust generally are allocated among those funds in proportion to their average daily net assets.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(h) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of September 30, 2019, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
(j) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
•   Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
•   Management Risk. As with all actively managed funds, the fund is subject to the risk that its subadviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s subadviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
•   Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
•   Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs) which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. These risks may be heightened in connection with investments in emerging markets or securities of issuers that conduct their business in emerging markets.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
•   Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
•   Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•   Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (Advisory Agreement) between CSIM and the trust. BlackRock Investment Management, LLC (BlackRock), the fund’s subadviser, provides day-to-day portfolio management services to the fund, subject to the supervision of CSIM.
For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets described as follows:
Average daily net assets
First $500 million	0.700%
$500 million to $1 billion	0.650%
$1 billion to $1.5 billion	0.600%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.550%
For the period ended September 30, 2019, the aggregate net advisory fee paid to CSIM was 0.62% for the fund, as a percentage of the fund’s average daily net assets.
CSIM (not the fund) pays a portion of the advisory fees it receives to BlackRock in return for its services.
Shareholders Services
The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, “service providers”) that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis. The sub-accounting and sub-transfer agency fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and the fund will pay no more than 0.10% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
CSIM has contractually agreed, until at least July 30, 2021, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the fund to 0.77%.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of September 30, 2019:
Schwab Target 2020 Fund	0.0%*
Schwab Target 2025 Fund	0.3%
Schwab Target 2030 Fund	1.0%
Schwab Target 2035 Fund	0.7%
Schwab Target 2040 Fund	2.1%
Schwab Target 2045 Fund	0.4%
Schwab Target 2050 Fund	0.5%
Schwab Target 2055 Fund	0.3%
Schwab Target 2060 Fund	0.1%
Schwab Balanced Fund	3.4%
*	Less than 0.05%

5. Board of Trustees:
The trust’s Board oversees the general conduct of the trust and the fund.
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), maturing on October 3, 2019. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, maturing on November 29, 2019. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is which is paid by the fund. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended September 30, 2019, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$353,749,619	$441,506,667

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Financial Notes, unaudited (continued)

8. Federal Income Taxes:
As of September 30, 2019, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$1,509,159,072
Gross unrealized appreciation	$764,569,293
Gross unrealized depreciation	(21,534,339)
Net unrealized appreciation (depreciation)	$743,034,954
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2019, the fund had no capital loss carryforwards.
The tax-basis components of distributions and components of distributable earnings on a tax basis are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of September 30, 2019. The tax-basis components of distributions paid during the year ended March 31, 2019 were as follows:
Ordinary income	$12,609,088
Long-term capital gains	140,983,426
As of March 31, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Approval of Renewal of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended, requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreements or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Laudus Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM), and the subadvisory agreement between CSIM and BlackRock Investment Management LLC (BlackRock) (such investment advisory and sub-advisory agreements, collectively, the Agreements) with respect to Laudus U.S. Large Cap Growth Fund (the Fund) and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and BlackRock, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations, Fund performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
As part of the renewal process and ongoing oversight of the advisory and sub-advisory relationships, Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to BlackRock seeking certain relevant information. The responses by CSIM and BlackRock are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials.
The Board, including a majority of the Independent Trustees, considered information relating to the continuance of the Agreements at meetings held on May 13, 2019, and June 4, 2019, and approved the renewal of the Agreements for an additional one-year term at the meeting held on June 4, 2019. The Board’s approval of the continuance of the Agreements was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreements, including the resources of CSIM and its affiliates, and BlackRock, dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of BlackRock; and
5.	the extent to which economies of scale would be realized as the Fund grows, and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM and BlackRock relating to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas, and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered Schwab’s reputation in connection with the OneSource mutual fund offering and its overall financial condition. The Board also

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
considered the nature, extent and quality of the sub-advisory services provided by BlackRock to the Fund and the resources it dedicates to the Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and BlackRock to the Fund and the resources of CSIM and its affiliates and the resources of BlackRock dedicated to the Fund supported renewal of the Agreements.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and an applicable index/benchmark, in light of total return and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreements.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreements, and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer category and comparison having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s contractual waivers of management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM and BlackRock to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreements.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and the compensation flowing to BlackRock, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM and BlackRock from their relationships with the Fund, such as whether, by virtue of their management of the Fund, CSIM or BlackRock obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and BlackRock, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and BlackRock and their respective affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced services and systems to benefit the Fund. With respect to the profitability of BlackRock, the Board also considered that BlackRock is compensated by CSIM and not by the Fund directly, and such compensation reflects an arms-length negotiation between CSIM and BlackRock. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and BlackRock is reasonable and supported renewal of the Agreements.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas, and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedule fee waivers or expense caps by CSIM and its affiliates for those funds with such features; and (iii) pricing the Fund to scale and keeping overall expenses down as the Fund grows. The Trustees acknowledged that, in addition, CSIM has shared any economies of scale with the Fund by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets are

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
relatively small through contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedule for the Fund that includes lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Laudus U.S. Large Cap Growth Fund
Trustees and Officers

The tables below give information about the trustees and officers of Laudus Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 101 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	101	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	101	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	101	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	101	None

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	101	Director (2003 – present), Symantec Corporation Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc.
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	101	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	101	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	101	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	101	Director (2012 – present), Eaton Corporation plc

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Laudus U.S. Large Cap Growth Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	101	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	101	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (Nov. 2017 – present), Charles Schwab Premier Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	101	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.

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Laudus U.S. Large Cap Growth Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present) and Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Treasurer and Chief Financial Officer (June 2006 – Dec. 2015), Laudus Funds; Treasurer and Principal Financial Officer (Nov. 2004 – Dec. 2015), Schwab Funds; Treasurer and Principal Financial Officer (Oct. 2009 – Dec. 2015), Schwab ETFs; Director (Apr. 2005 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Laudus U.S. Large Cap Growth Fund
Glossary

Dividend yield is an expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Weighted Average Market Cap  A measure of the size of the companies in which a fund invests, based upon the market value of a fund’s securities each weighted according to its percent of the portfolio.

Laudus U.S. Large Cap Growth Fund  |  Semiannual Report

Laudus U.S. Large Cap Growth Fund
Laudus Funds®

Laudus Funds offer investors access to some of the world’s leading investment managers. With a rigorous manager selection process and ongoing oversight by Charles Schwab Investment Management, Laudus Funds offer single and multi-manager strategies as a complement to other funds managed by Charles Schwab Investment Management. The list below shows all currently available Laudus Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus or, if available, the summary prospectus. Please call 1-877-824-5615 for a prospectus for any Laudus Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.schwabfunds.com/laudusfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Laudus Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/laudusfunds_prospectus or the SEC’s website at www.sec.gov.

The Laudus Funds®
Laudus® U.S. Large Cap Growth Fund
Laudus International MarketMasters Fund™
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Laudus Funds
1-877-824-5615

Printed on recycled paper.

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MFR51736-10
00235793

Item 2: Code of Ethics.

Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1) Code of ethics – not applicable to this semi-annual report.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSRS with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Trust

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	11/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	11/15/2019

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	11/15/2019